2 SHARE PRICE (AS OF 9/6/17) $20.45 EQUITY MARKET CAPITALIZATION (AS OF 9/6/17) $1.8 BN ENTERPRISE VALUE (AS OF 9/6/17) $3.4 BN DIVIDEND YIELD1 5.9% MOODY’S/S&P RATINGS Baa3/BBB- PORTFOLIO SUMMARY Number of Properties 118 Number of States 20 Total GLA (SF) 23.2mm Total Retail Operating Portfolio Leased 94.5% Retail Operating Shop Portfolio Leased 89.2% Annualized Base Rent (ABR) Per SF, Including 3-R Properties2 $16.20 Average Center Size (SF) ~200,000 PORTFOLIO DEMOGRAPHICS3 Average Household Income 3 Mile: $86,100 5 Mile: $85,500 Population 3 Mile: 67,300 5 Mile: 165,700 COMPANY SNAPSHOT Necessity-Driven Open-Air Shopping Centers September 2017 INVESTOR UPDATE 20162015201420132012 $1.71 $1.92 $2.02 $1.99 $2.06 ~5% CAGR FFO PER SHARE, AS ADJUSTED Note: Unless otherwise indicated, the source of all data contained herein is publicly available information that has been filed with the Securities & Exchanges Commission as of Q2 ‘17. (1) Source: SNL; Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the security price. (2) 3-R Properties are assets that are in the process of being developed, repositioned, or repurposed, as described in our Quarterly Financial Supplement. (3) Demographic data source: STI: Popstats based on estimated 2016 data from the U.S. Census Bureau.

3 ~$40mm in annual free cash flow1 $83mm limited debt maturities through 2020 5% floating rate debt exposure 3.6x debt service coverage 76% of ABR from top 50 MSAs and destination locations 93% of tenants are internet resistant/omni-channel 66% of grocery-anchored assets Focusing on experiential tenants, consisting of food, fitness, entertainment, and service 3.6% historical same-property NOI growth over the last four years $9.2mm of additional cash NOI from in-process 3-R and transitional projects Enhancing assets via the 3-Rs: Redevelop, Reposition, Repurpose Top-tier operating metrics INVESTMENT GRADE BALANCE SHEET HIGH-QUALITY PORTFOLIO OPERATIONS AND GROWTH OPPORTUNITIES BUILDING VALUE AND CRITICAL MASS IN AND AROUND REGIONAL FOOTPRINT (1) After common dividends, capital expenditures, tenant improvements, and leasing commissions. CORE STRATEGY Gearing Up Shareholder Value the Kite Way September 2017 INVESTOR UPDATE

4 DIVIDEND VS. 2017E FFO1 PRICE VS. 2017E FFO1 KIMAKRRPAIFRTDDRROICUERPTWRIKRGREGBRXCDR 66%PEER GROUPMEDIAN 59.1% FRTAKRREGUEROICRPAIWRIKIMKRGRPTCDRBRXDDR 13.5xPEER GROUPMEDIAN 9.8x CONSERVATIVE FFO PAYOUT RATIO SUPPORTS FUTURE DIVIDEND INCREASES DISCOUNTED MULTIPLE PROVIDES ATTRACTIVE INVESTMENT OPPORTUNITY 59.1% DIVIDEND VS. 2017E FFO1 9.8x PRICE VS. 2017E FFO1 (1) 2017E FFO per share refers to consensus estimates for companies as of August 2017 per FactSet, which may not reflect the Company’s or the peer companies’ estimates. FFO Payout Ratio calculated as dividends by 2017E FFO, on a per share basis. September 2017 INVESTOR UPDATETOTAL RETURN KRG Provides Attractive Investment Opportunity

5 3.6% SPNOI GROWTH AS REPORTED OVER LAST 4 YEARS QUARTERLY AVERAGE SPNOI GROWTH FROM Q2'13-Q2'171 ROIC AKR KRG REG RPAI WRI BRX FRT DDR RPT KIM CDR 5.1% 4.1% 3.4% 3.6% 4.1% 3.4% 3.3% 3.1% 3.1% 2.7% 2.7% 2.5% 2.2% 1.2% 3.1%PEER AVERAGE KRG SPNOI ADJ. FOR BAD DEBT EXPENSEKRG SPNOI AS REPORTEDKRG SPNOI EXCLUDING 3-R IMPACT (1) Figures exclude redevelopments, when information is available, averaged on a quarterly basis from supplemental data for Q2’13-Q2’17. Our computation of NOI and Same Property NOI may not be comparable to the methodology used by other REITs. Excludes companies that have not been public for the four-year time period. September 2017 INVESTOR UPDATE OPERATIONAL EXCELLENCE Kite’s Consistent, Strong Operational Performance Is at the Top End of Its Peer Group

September 2017 INVESTOR UPDATE HIGH-QUALITY PORTFOLIO Necessity-Driven and Experiential-Based Open-Air Shopping Centers

7 NORTHEAST 11.4% OF ABR SOUTHEAST 18.4% OF ABR FLORIDA 24.3% OF ABR MID-CENTRAL 16.8% OF ABR WEST 12.1% OF ABR MIDWEST 17.0% OF ABR 76% OF ABR DERIVED FROM TOP 50 MSAs AND DESTINATION LOCATIONS1 (1) Destination locations (i.e., areas with high-disposable income) include Beechwood Promenade in Athens, GA, Eddy Street Commons in South Bend, IN, Gainesville Plaza in Gainesville, FL, as well as Kings Lake Square, Pine Ridge Crossing, Riverchase Plaza, Shops at Eagle Creek, Tamiami Crossing, Tarpon Bay Plaza, and Courthouse Shadows, all located in Naples, FL. September 2017 INVESTOR UPDATE GEOGRAPHIC DIVERSITY Well-Positioned Real Estate Footprint 118 PROPERTIES ACROSS THE COUNTRY IN 6 REGIONS

8 CITY CENTER MSA: New York City, NY LANDSTOWN COMMONS MSA: Virginia Beach, VA CENTENNIAL CENTER MSA: Las Vegas, NV PORTOFINO SHOPPING CENTER MSA: Houston, TX OWNED GLA 365,905 SF ABR PER SF $27.19 OWNED GLA 398,349 SF ABR PER SF $19.17 OWNED GLA 334,205 SF ABR PER SF $24.85 OWNED GLA 386,414 SF ABR PER SF $19.73 September 2017 INVESTOR UPDATE HIGH-QUALITY PROPERTIES Top 12 Centers Comprise 28% of Total Core Portfolio ABR

9 PARKSIDE TOWN COMMONS MSA: Raleigh, NC DELRAY MARKETPLACE MSA: Miami, FL THE LANDING AT TRADITION MSA: Port St. Lucie, FL CENTENNIAL GATEWAY MSA: Las Vegas, NV OWNED GLA 347,071 SF ABR PER SF $19.87 OWNED GLA 260,138 SF ABR PER SF $26.00 OWNED GLA 360,974 SF ABR PER SF $15.72 OWNED GLA 193,033 SF ABR PER SF $24.14 September 2017 INVESTOR UPDATE HIGH-QUALITY PROPERTIES Top 12 Centers Comprise 28% of Total Core Portfolio ABR

10 DRAPER PEAKS MSA: Salt Lake City, UT PLAZA AT CEDAR HILL MSA: Dallas, TX EASTERN BELTWAY MSA: Las Vegas, NV SUNLAND TOWNE CENTER MSA: El Paso, TX OWNED GLA 227,494 SF ABR PER SF $19.63 OWNED GLA 302,458 SF ABR PER SF $13.25 OWNED GLA 162,444 SF ABR PER SF $24.06 OWNED GLA 306,437 SF ABR PER SF $11.98 September 2017 INVESTOR UPDATE HIGH-QUALITY PROPERTIES Top 12 Centers Comprise 28% of Total Core Portfolio ABR

11 Top 10 Tenants by ABR Credit Rating # Stores % ABR 1 The TJX Companies, Inc. A+ 22 2.5% 2 Publix Supermarkets, Inc. A 13 2.3% 3 Petsmart, Inc. B+ 19 2.2% 4 Bed Bath & Beyond, Inc. BBB+ 19 2.2% 5 Ross Stores, Inc. A- 18 2.1% 6 Lowe's Companies, Inc. A- 5 1.9% 7 Office Depot B 15 1.6% 8 Dick's Sporting Goods, Inc. NR 8 1.5% 9 Ascena Retail Group BB- 34 1.5% 10 Michaels Stores, Inc. BB- 14 1.5% TOTAL 167 19.3% INVESTMENT GRADE-RATED TOP TENANTS 2017 LEASE ACTIVITY EXAMPLES September 2017 INVESTOR UPDATE DIVERSE TENANT BASE Strong Mix of High-Quality Tenants Across Our Diversified Portfolio

12 Asset Classification Key Power Center (No Grocer): 3 + anchors over 20K SF Grocer: No more than 2 anchors over 20K SF in addition to grocer Power Center (w/Grocer): 3 + anchors over 20K SF in addition to grocer (1) Grocer includes traditional grocers, specialty grocers, and big box retailers that have a grocer component. GROCER 28% NON-GROCER STRIP 4% LIFESTYLE CENTER 3% COMMERCIAL 3% UNANCHORED STRIP 1% POWER/ COMMUNITY CENTER (W/ GROCER) 38% POWER CENTER (NO GROCER) 23% 66% OF ABR GENERATED FROM ASSETS ANCHORED WITH A GROCER1 LIVINGSTON SHOPPING CENTER COBBLESTONE PLAZA KINGS LAKE SQUARE EDDY STREET COMMONS AT NOTRE DAME DIVERSE TENANT BASE Necessity-Focused Retail Portfolio September 2017 INVESTOR UPDATE

13 INTERNET-RESISTANT 52.3% Services, Entertainment 21.3% Grocer, Specialty Stores 15.0% Restaurants 16.0% MULTI-CHANNEL 40.4% Soft Goods 14.5% Home Improvement Goods 11.8% Discount Retailers 10.6% Sporting Goods 3.5% INTERNET RISK 7.3% Electronic / Books 4.9% Office Supplies 2.4% WELL-POSITIONED TO MANAGE EVOLVING CONSUMER PREFERENCES WITH EXPERIENTIAL TENANTS TENANT TYPE COMPOSITION BY ABR MULTI- CHANNEL 40.4% INTERNET- RESISTANT 52.3% INTERNET RISK 7.3% Kite’s tenant base is 81% non-apparel and 93% internet-resistant / multi-channel.1 (1) Apparel tenants comprise 64.1% of soft goods and 88.0% of discount retailers. September 2017 INVESTOR UPDATE DIVERSE TENANT BASE Internet-Resistant Retail Base

14 RECENT TENANT OPENINGS FOOD / FITNESS / ENTERTAINMENT / SERVICE DISCOUNT RETAILERS / SOFT GOODS / SPORTING GOODS / SPECIALTY 91% OF TOTAL SQUARE FEET OPENED DIVERSE TENANT BASE Enhancing Kite’s Portfolio with Strong Retail Tenants September 2017 INVESTOR UPDATE

15 MINIMAL IMPACT REALIZED IN 2017: <1% OF ABR1 TENANT # OF KRG LOCATIONS AT 3/31/2017 # OF KRG LOCATIONS AT 8/31/2017 REMAINING ABR EXPOSURE AT 8/31/17 Gander Mountain 1 0 None HH Gregg 1 0 None JCPenney 3 3 0.14% Kmart / Sears 1 / 2 1 / 2 0.32% / 0.20% Macy’s 1 1 0.11% Marsh Supermarkets 1 0 None Payless 9 8 0.23% Rue 21 8 2 0.05% No exposure to the following retailers that have filed bankruptcy or have announced store closings: Abercrombie & Fitch, American Apparel, Banana Republic, BCBG, bebe, Dillard’s, Eastern Outfitters, Guess, True Religion, Wet Seal (1) Includes ABR from operating and redevelopment properties from KRG Q2’17 financial supplemental. DIVERSE TENANT BASE Minimal Exposure to Announced Store Closures September 2017 INVESTOR UPDATE

September 2017 Investor Update GROWTH OPPORTUNITIES Increasing Value Through Efficient Operations and the 3-R Platform

17 • Attractive NOI Margin: 74.4%, trailing twelve months • Efficient G&A / Revenues: 5.9%, trailing twelve months • Opportunity Areas: Operating expense savings, overage rent, and ancillary income • New and renewal cash rent spreads of 18.6% and 7.1%, respectively, in 2016 • Embedded average contractual rent bumps of ~1.5% • Fixed CAM recovery initiative, ~20% of operating portfolio currently with goal to increase to ~50% • $9.2mm of additional cash NOI from $68.5mm-$74.0mm in-process 3-R and transitional projects • Seven future 3-R opportunities with a total cost of $65-$85mm • Potential future acquisitions assuming a more favorable cost of capital • Anchor lease-up from 97% to 98.5%, or ~153,000 SF • Small shops leased at 89.2% with additional upside to 90% + OPERATING PROPERTIES CONTRACTUAL RENT STEPS / FIXED CAM RECOVERY 3-R INITIATIVE / DEVELOPMENT / ACQUISITIONS OCCUPANCY GROWTH INCREASING VALUE Embedded NOI Growth Opportunities in Portfolio September 2017 INVESTOR UPDATE

18 KRG CONSISTENTLY RANKS IN TOP TIER ACROSS PEERS FOR EFFICIENCY ROIC 75.1% KRG 74.4% BRX 73.4% KIM 72.5% RPAI 70.1% WRI 68.7% 68.5% FRT NOI MARGIN % REG 72.3% DDR 71.6% RPT 71.5% FRT 4.1% WRI 4.6% ROIC 5.3% KRG 5.9% KIM 8.3% RPT 8.8% 9.1 % DDR G&A / REVENUES % BRX 7.2% RPAI 7.7% REG 8.3% (1) Data reflects trailing four quarters average as of Q2’17. Reflects pro rata income statement figures. INCREASING VALUE Top-Tier Operating Efficiency Metrics September 2017 INVESTOR UPDATE

19 (1) KRG Supplementals Q4’10 through Q2’17. Q2'172016201520142013201220112010 92.2% 93.3% 94.2% 95.3% 94.8% 95.4% 95.4% 94.5% 2. 5 % GR O WT H SINCE 2010 Q2'172016201520142013201220112010 $12.80 $13.26 $12.95 $13.18 $15.15 $15.22 $15.78 $16.20 26. 6 % GR O WT H SINCE 2010 Q2'172016201520142013201220112010 78.1% 79.5% 82.5% 85.5% 85.7% 87.6% 88.9% 89.2% 14. 2 % GR O WT H SINCE 2010 Q2'172016201520142013201220112010 85.7% 87.3% 82.5% 85.9% 89.6% 87.3% 89.2% 93.1% 8. 6 % GR O WT H SINCE 2010 RETAIL PORTFOLIO LEASE % ABR PER SQUARE FOOT SMALL SHOP LEASE % RETAIL RECOVERY RATIO September 2017 INVESTOR UPDATE INCREASING VALUE Proven Ability to Create Positive Operating Results1

20 REDEVELOP REPURPOSE REPOSITION Substantial renovations, including teardowns, remerchandising, and exterior/interior improvements Significant property alterations, including product-type changes Less substantial asset enhancements, generally $5mm or less investment COMPLETED IN-PROCESS FUTURE $22.9mm of 3-R projects with 13% Return on Investment (ROI) $68.5mm - $74.0mm of projects with 8-9% ROI $65.0mm - $85.0mm of projects with 9-11% ROI SOURCE OF CAPITAL Free cash flow + non-core, low-growth property sales KITE’S 3-R PLATFORM HAS GENERATED ATTRACTIVE RISK-ADJUSTED RETURNS, IMPROVED PROPERTY-LEVEL CASH FLOW AND ASSET QUALITY, AND INCREASED SHAREHOLDER VALUE RAMPART COMMONS MSA: Las Vegas, NV FISHERS STATION MSA: Indianapolis, IN 3-R OVERVIEW Redevelopment Execution and Opportunity September 2017 INVESTOR UPDATE

September 2017 Investor Update INVESTMENT GRADE BALANCE SHEET Well-Positioned for the Future

22(1) KRG Supplementals Q4’11 through Q2’17. Q2'17201620152014201320122011 9.7x 8.6x 7.4x 6.5x 7.0x 7.0x 6.8x 2.9x LOWERED Q2'17201620152014201320122011 1.6x 1.6x 2.0x 3.2x 3.4x 3.3x 3.6x 2.0x INCREASED Q2'17201620152014201320122011 42% 28% 30% 23% 12% 7% 5% 3,700 bps DECREASED NET DEBT / EBITDA DEBT SERVICE COVERAGE FLOATING RATE EXPOSURE September 2017 INVESTOR UPDATE STRONG BALANCE SHEET Significantly Improved Metrics1

23 6.0 YEARS WEIGHTED AVERAGE DEBT MATURITY WEIGHTED AVERAGE DEBT MATURITIES AND WEIGHTED AVERAGE INTEREST RATE1 DDR ROIC BRX RPAI REG RPT KRG WRI KIM 4.0% 6.0 YEARS WEIGHTED AVERAGE DEBT MATURITY (YEARS) WEIGHTED AVERAGE INTEREST RATE (%) (1) Peer data sourced from publicly available Q2’17 information. Note: Only inclusive or peers who provided both weighted average debt maturity and weighted average interest rates. 4.0% WEIGHTED AVERAGE INTEREST RATE September 2017 INVESTOR UPDATE STRONG BALANCE SHEET Efficient Debt Structure Relative to Peers

24(1) Chart excludes annual principal payments and net premiums on fixed rate ONLY $83mm THROUGH 2020 SCHEDULE OF DEBT MATURITIES ($ IN MILLIONS)1 2017 2018 2019 2020 2021 2022 2023 20252024 2027+2026 MORTGAGE DEBT LINE OF CREDIT TERM LOAN PRIVATE PLACEMENT SENIOR UNSECURED NOTES 38 45 80 75 11 300 169 215 215 95 33 200 200 Only $83mm of debt maturing through 2020 September 2017 INVESTOR UPDATE STRONG BALANCE SHEET Well-staggered Debt Maturity Profile

25 FORWARD-LOOKING STATEMENTS This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources; • financing risks, including the availability of, and costs associated with, sources of liquidity; • our ability to refinance, or extend the maturity dates of, our indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • our ability to maintain our status as a real estate investment trust for federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the impact of online retail and the perception that such retail has on the value of shopping center assets; • risks related to the geographical concentration of our properties in Florida, Indiana and Texas; • insurance costs and coverage; • risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form • 10-K for the fiscal year ended December 31, 2016, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. September 2017 INVESTOR UPDATEDISCLAIMER

26 FREE CASH FLOW Free Cash Flow is reflected on an annual basis and is defined as Funds From Operations (FFO) as adjusted, less capital expenditures, capitalized internal costs, tenant improvements, plus non-cash items, and after dividends paid. FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (“NAREIT”). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus de- preciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.   Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operat- ing performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided FFO adjusted for transaction costs and a severance charge in 2016. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. ADJUSTED FUNDS FROM OPERATIONS Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO, as adjusted. AFFO should not be con- sidered an alternative to net income as an indication of the company’s performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement. NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating ex- penses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. The Compa- ny believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impair- ment, if any. September 2017 INVESTOR UPDATENON-GAAP FINANCIAL MEASURES

27 NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME (CONT.) The Company also uses same property NOI (“Same Property NOI”), a non-GAAP financial measure, to evaluate the performance of our proper- ties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of our properties. The year to date results represent the sum of the individual quarters, as reported. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indica- tors of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the in- clusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended June 30, 2017, the Company excluded eight redevelopment properties and the recently completed Northdale Promenade from the same property pool that met these criteria and were owned in both comparable periods. EARNINGS BEFORE INTEREST EXPENSE, INCOME TAX EXPENSE, DEPRECIATION AND AMORTIZATION (EBITDA) The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company de- fines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company’s share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated prop- erty and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. September 2017 INVESTOR UPDATENON-GAAP FINANCIAL MEASURES

28 September 2017 INVESTOR UPDATE APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS 7 Kite Realty Group Trust Consolidated Statements of Operations For the Three and Six Months Ended June 30, 20 1 7 and 20 1 6 (U naudited) ($ in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 Revenue: Min i m u m re n t $ 68 , 3 9 5 $ 68 , 4 5 5 $ 137,34 1 $ 13 5 , 9 1 8 Ten a n t re i m b u r s e m e n t s 18, 5 2 1 17,00 6 37,09 1 35,1 6 1 Oth e r pr o p e r t y re l a t e d re v e n u e 5,733 2,11 4 8,3 3 0 5,0 4 6 Total revenue 92,6 4 9 87,575 182 ,762 176,1 2 5 E xpenses: Pro p e r t y op e r a t i n g 12, 1 3 9 11,3 4 6 25,0 9 1 23,5 3 8 Rea l es t a t e ta x e s 11,2 2 8 10,5 0 3 21,5 5 9 21,6 37 Gen e r a l , ad m i n i s t r a t i v e , an d oth e r 5,4 8 8 4,8 5 6 10,9 5 8 10,1 47 Tra n s a c t i o n co s t s — 2,771 — 2,771 Im p a i r m e n t ch a rg e — — 7,411 — Dep r e c i a t i o n an d am o r t i z a t i o n 42,710 43,8 4 1 88,5 4 0 86,0 8 2 Total expenses 71,56 5 73,3 17 153 , 5 5 9 144 , 175 Operating income 21,0 8 4 14,2 5 8 29,2 0 3 31,9 5 0 Inte r e s t ex p e n s e (16 , 4 3 3 ) (15 , 5 0 0 ) (32 , 878 ) (30 , 8 2 5 ) Inc o m e ta x (e x p e n s e ) be n e f i t of ta x a b l e R E I T su b s i d i a r y (3) (33 8 ) 30 (748) Oth e r ex p e n s e , ne t (80) (11 0 ) (21 9 ) (94) I n come (loss) from continuing operations 4,5 6 8 (1,6 9 0 ) (3,8 6 4 ) 283 Gain s on sa l e s of op e r a t i n g pr o p e r t i e s 6,2 9 0 194 15,1 6 0 194 Net income (loss) 10,8 5 8 (1,4 9 6 ) 11,2 9 6 477 Net in c o m e att r i b u t a b l e to no n c o n t r o l l i n g in t e r e s t s (678) (39 9 ) (1,11 0 ) (971) Net income (loss) attributable to Kite Realty Group Trust common shareholders $ 10, 1 8 0 $ (1, 8 9 5 ) $ 10 , 1 8 6 $ (49 4 ) I n come (loss) per common share - basic $ 0.1 2 (0.0 2 ) 0.1 2 (0.0 1 ) I n come (loss) per common share - diluted $ 0.1 2 $ (0. 0 2 ) $ 0.1 2 $ (0. 0 1 ) Weig h t e d av e r a g e co m m o n sh a r e s ou t s t a n d i n g - bas i c 83,5 8 5 ,736 83,375,765 83,575,5 87 83,3 6 2 , 1 3 6 Weig h t e d av e r a g e co m m o n sh a r e s ou t s t a n d i n g - dilu t e d 83, 6 5 2 , 6 27 83,375,765 83,6 4 0 , 3 27 83,3 6 2 , 1 3 6 Cash dividends declared per common share $ 0.3 0 2 5 $ 0.2 875 $ 0.6 0 5 0 $ 0.5750

29 (1) “FFO of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership. September 2017 INVESTOR UPDATE APPENDIX – RECONCILIATION OF FFO TO NET INCOME ($ in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2017 2016 2017 2016 Funds From Operations Consolidated net income $ 10,858 $ (1,496) $ 11,296 $ 477 Less: net income attributable to noncontrolling interests in properties (438) (461) (870) (922) Less: gains on sales of operating properties (6,290) (194) (15,160) (194) Add: impairment charge — — 7,411 — Add: depreciation and amortization of consolidated entities, net of noncontrolling interests 42,050 43,545 87,416 85,599 FFO of the Operating Partnership1 46,180 41,394 90,093 84,960 Less: Limited Partners' interests in FFO (1,056) (809) (2,045) (1,790) FFO attributable to Kite Realty Group Trust common shareholders1 $ 45,124 $ 40,585 $ 88,048 $ 83,170 FFO, as defined by NAREIT, per share of the Operating Partnership - basic $ 0.54 $ 0.49 $ 1.05 $ 1.00 FFO, as defined by NAREIT, per share of the Operating Partnership - diluted $ 0.54 $ 0.48 $ 1.05 $ 0.99 FFO of the Operating Partnership1 $ 46,180 $ 41,394 $ 90,093 $ 84,960 Add: transaction costs — 2,771 — 2,771 Add: severance charge — — — 500 FFO, as adjusted, of the Operating Partnership $ 46,180 $ 44,165 $ 90,093 $ 88,231 FFO, as adjusted, per share of the Operating Partnership - basic $ 0.54 $ 0.52 $ 1.05 $ 1.03 FFO, as adjusted, per share of the Operating Partnership - diluted $ 0.54 $ 0.52 $ 1.05 $ 1.03 Weighted average common shares outstanding - basic 83,585,736 83,375,765 83,575,587 83,362,136 Weighted average common shares outstanding - diluted 83,652,627 83,475,474 83,640,327 83,460,521 Weighted average common shares and units outstanding - basic 85,572,566 85,320,923 85,551,356 85,295,968 Weighted average common shares and units outstanding - diluted 85,639,457 85,420,633 85,616,096 85,394,353 FFO, as defined by NAREIT, per diluted share Consolidated net income $ 0.13 $ (0.02) $ 0.13 $ 0.01 Less: net income attributable to noncontrolling interests in properties (0.01) (0.01) (0.01) (0.01) Less: gains on sales of operating properties (0.07) — (0.17) — Add: impairment charge — — 0.08 — Add: depreciation and amortization of consolidated entities, net of noncontrolling interests 0.49 0.51 1.02 1.00 FFO, as defined by NAREIT, of the Operating Partnership per diluted share1 $ 0.54 $ 0.48 $ 1.05 $ 1.00 Add: transaction costs — 0.04 — 0.03 Add: severance charge — — — — FFO, as adjusted, of the Operating Partnership per diluted share $ 0.54 $ 0.52 $ 1.05 $ 1.03

30 (1) Same Property NOI excludes eight properties in redevelopment, the recently completed Northdale Promenade as well as office properties (Thirty South Meridian and Eddy Street Commons). (2) Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period. (3) Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. (4) See pages 27 and 28 of Q2 2017 supplemental for further detail of the properties included in the 3-R initiative. (5) Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool. September 2017 INVESTOR UPDATE APPENDIX – RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME ($ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2017 2016 % Change 2017 2016 % Change Number of properties for the quarter1 102 102 Leased percentage at period end 94.3% 95.1% 94.3% 95.1 % Economic Occupancy percentage2 93.8% 92.7% 93.9% 93.0 % Minimum rent $ 58,028 $ 56,358 $ 116,809 $ 113,716 Tenant recoveries 16,233 15,231 33,059 31,640 Other income 168 121 453 264 74,429 71,710 150,321 145,620 Property operating expenses (9,992) (9,547) (19,747) (18,914) Real estate taxes (9,945) (9,381) (19,987) (19,509) (19,937) (18,928) (39,734) (38,423) Same Property NOI3 $ 54,492 $ 52,782 3.2% $ 110,587 $ 107,197 3.2% Same Property NOI - excluding the impact of the 3-R initiative4 3.8% 3.9% Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure: Net operating income - same properties $ 54,492 $ 52,782 $ 110,587 $ 107,197 Net operating income - non-same activity5 15,655 13,287 26,996 24,629 Other expense, net (83) (448) (189) (842) General, administrative and other (5,488) (4,856) (10,958) (10,147) Transaction costs — (2,771) — (2,771) Bad Debt Expense – Same Properties (865) (343) (1,471) (876) Impairment charge — — (7,411) — Depreciation and amortization expense (42,710) (43,841) (88,540) (86,082) Interest expense (16,433) (15,500) (32,878) (30,825) Gains on sales of operating properties 6,290 194 15,160 194 Net income attributable to noncontrolling interests (678) (399) (1,110) (971) Net income (loss) attributable to common shareholders $ 10,180 $ (1,895) $ 10,186 $ (494)

31 (1) Relates to (a) a reduction reflecting the second quarter GAAP operating income of $0.8 million for properties sold during the second quarter of 2017, which adjustment to EBITDA (an income measure) corresponds with the use of proceeds from such sales to pay down the Credit Facility, as reflected in the change in net debt (a balance sheet measure) for the period ending June 30, 2017, and (b) a reduction of approximately $2.6 million in other property related revenue to normalize the impact on comparability of a $4.9 million net gain from the sale of an outlot at Cove Center during the second quarter of 2017 to the Company’s quarterly average of other property related revenue. (2) Represents Adjusted EBITDA for the three months ended June 30, 2017 (as shown in the table above) multiplied by four. (3) Partner share of consolidated joint venture debt is calculated based upon the partner’s pro-rata ownership of the joint venture, multiplied by the related secured debt balance. In all cases, this debt is the responsibility of the consolidated joint venture. September 2017 INVESTOR UPDATE APPENDIX – RECONCILIATION OF EBITDA/ADJUSTED EBITDA TO NET INCOME ($ in thousands) Three Months Ended June 30, 2017 Consolidated net income $ 10,858 Adjustments to net income Depreciation and amortization 42,710 Interest expense 16,433 Income tax benefit of taxable REIT subsidiary 3 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) 70,004 Adjustments to EBITDA: Unconsolidated EBITDA 34 Gain on sale of operating property (6,290) Pro-forma adjustments1 (3,369) Other income and expense, net 80 Noncontrolling interest (432) Adjusted EBITDA 60,027 Annualized Adjusted EBITDA2 $ 240,108 Company share of net debt: Mortgage and other indebtedness 1,675,064 Less: Partner share of consolidated joint venture debt3 (13,373) Less: Cash, cash equivalents, and restricted cash (36,352) Less: Net debt premiums and issuance costs, net 1,146 Company Share of Net Debt 1,626,485 Net Debt to Adjusted EBITDA 6.77x

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